UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 5, 2020

COTY INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35964	13-3823358
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

350 Fifth Avenue New York, NY	10118
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 389-7300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value	COTY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events

On June 2, 2020, Coty Inc. (NYSE: COTY) (the “Company”) received notice from the United States Federal Trade Commission of the early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the date of such early termination, the “HSR Clearance Date”), in connection with the previously disclosed issuance and sale by the Company of up to 1,000,000 shares of the Company’s Series B Convertible Preferred Stock, par value $0.01 per share (the “Series B Preferred Stock”), to KKR Rainbow Aggregator L.P., a Delaware limited partnership (the “Investor”), for an aggregate purchase price of up to $1 billion, pursuant to the terms of the Investment Agreement, dated as of May 11, 2020 and as amended on June 1, 2020 (the “Investment Agreement”), by and among the Company and the Investor.

As previously disclosed, pursuant to the Certificate of Designations designating the Series B Preferred Stock (the “Certificate of Designations”), following the HSR Clearance Date, the Series B Preferred Stock is convertible at any time at the option of the holders thereof into shares of the Company’s Class A Common Stock, par value $0.01 per share (the “Common Stock”), at an initial conversion price of $6.24 per share of the Series B Preferred Stock and an initial conversion rate of 160.2564 shares of Common Stock per share of Series B Preferred Stock, subject to certain anti-dilution adjustments set forth in the Certificate of Designations.

Following the HSR Clearance Date, holders of the Series B Preferred Stock are entitled to vote with the holders of the Common Stock on an as-converted basis.

The foregoing description of the Certificate of Designations does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Certificate of Designations, which was attached as Exhibit 3.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 26, 2020, and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number:	Description

3.1

Certificate of Designations Designating the Series B Convertible Preferred Stock (incorporated herein by reference to Exhibit 3.1 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 26, 2020).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Coty Inc. (Registrant)

Date: June 5, 2020	By:	/s/ Kristin Blazewicz
Kristin Blazewicz Chief Legal Officer, General Counsel and Secretary